UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

SCHEDULE 14A

_______________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOUND SHORE FUND, INC.
________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOUND SHORE FUND, INC.
190 Middle Street
Portland, Maine 04101

July 20, 2026

Dear Shareholder,

On behalf of the Board of Directors of Sound Shore Fund, Inc. (“Sound Shore Fund”), I am writing to inform you of the upcoming special meeting of the shareholders of Sound Shore Fund, which is scheduled to be held at the offices of Apex Fund Services, the Sound Shore Fund’s administrator, 190 Middle Street, Portland, Maine 04101, on September 11, 2026 at 10:00 a.m., Eastern Time (with any adjournments or postponements thereof, the “Meeting”).

The Board of Directors of Sound Shore Fund (the “Sound Shore Board”) has approved an Agreement and Plan of Reorganization (the “Reorganization Plan”) providing for the reorganization of Sound Shore Fund into a newly created series of Forum Funds II with a similar name (the “New Fund”) that was created specifically for such reorganization (the “Reorganization”). The New Fund is designed to be substantially similar from an investment perspective to the Sound Shore Fund. At the Meeting, you will be asked to vote on the proposed Reorganization of Sound Shore Fund into the New Fund.

The Sound Shore Board has determined that the proposed Reorganization is in the best interests of Sound Shore Fund and its shareholders and will not result in the dilution of interests of Sound Shore Fund’s existing shareholders. Following the Reorganization, Sound Shore Management, Inc. (“Adviser”), the investment adviser to the Sound Shore Fund, will remain the investment adviser to the New Fund and the same portfolio managers will be responsible for day-to-day management. The Adviser believes that the proposed Reorganization will benefit Sound Shore Fund and its shareholders. There will not be any change to the Sound Shore Fund’s investment objectives or strategies. The Sound Shore Fund’s investment limitations and principal risks will also remain identical, and Sound Shore Fund’s expenses are not expected to increase as a result of the Reorganization.

Sound Shore Fund is an open-end management investment company organized as a Maryland corporation, with its principal offices located at 190 Middle Street, Portland, Maine 04101. After completion of the Reorganization, the Sound Shore Fund would become a series of Forum Funds II, an open-end management investment company organized as a Delaware statutory trust, with its principal offices located at 190 Middle Street, Portland, Maine 04101. If Sound Shore Fund shareholders approve the Reorganization, it will take effect on or about September 30, 2026, or such other date as may be agreed upon by the officers of Sound Shore Fund and Forum Funds II. At that time, the shares of the Sound Shore Fund will be exchanged on a tax-free basis for shares of the New Fund, with the same aggregate net asset value.

Your vote is important.    After careful consideration and upon the recommendation of the Adviser, the Sound Shore Board unanimously approved the Agreement and Plan of Reorganization and authorized the solicitation of proxies on the proposal. The Sound Shore Board recommends that you vote FOR the proposal. On behalf of the Sound Shore Board, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online by following the instructions found on your proxy card, by telephone at the number provided on the proxy card, or at the meeting. Any proposal submitted to a vote at the meeting may be voted at the meeting, by phone or online using the instructions found on your proxy card, or by written proxy. If you have any questions regarding the Proxy Statement or need assistance with voting your shares, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at (855) 305-0857. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m. Eastern Time. Thank you for taking the time to consider this important proposal, and we encourage you to submit your vote as soon as possible.

Sincerely,
/s/ John DeGulis
John DeGulis
President
Sound Shore Fund, Inc.

SOUND SHORE FUND, INC.

190 Middle Street
Portland, Maine 04101
(207) 347-2000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 11, 2026

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders of Sound Shore Fund, Inc. (“Sound Shore Fund”), will be held at the offices of Apex Fund Services, Sound Shore Fund’s administrator, located at 190 Middle Street, Portland, Maine 04101 on September 11, 2026 at 10:00 a.m., Eastern Time (with any adjournments or postponements thereof, the “Meeting”).

The purpose of the Meeting is for shareholders of Sound Shore Fund to consider and act upon the following proposal:

PROPOSAL:	To approve the Agreement and Plan of Reorganization pursuant to which Sound Shore Fund, Inc. would reorganize into a newly created series of Forum Funds II of a similar name.

Shareholders may also be asked to transact such other business as may properly come before the Meeting. Shareholders of record at the close of business on July 10, 2026, are entitled to notice of, and to vote at, the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2026. This Notice of Special Meeting of Shareholders and the Proxy Statement are available on the Internet at www.OkapiVote.com/SoundShore. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Directors of Sound Shore Fund, Inc.
/s/ John DeGulis
John DeGulis
President
Sound Shore Fund, Inc.
July 20, 2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, vote online at the website listed on your proxy card, or vote by calling the number listed on your proxy card, whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares at the Meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BY GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly. Any proposal submitted to a vote at the Meeting may be voted at the Meeting, online at the voting site listed on your proxy card, or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of Okapi Partners LLC, our proxy solicitation firm, or from Sound Shore Management, Inc. if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)      Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

(2)      Joint Accounts:    Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3)      Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TELEPHONE
OR THROUGH THE INTERNET

(1)      Read the Proxy Statement, and have your Proxy Card handy.

(2)      Call the toll-free number or visit the web site indicated on your Proxy Card.

(3)      Enter the number found in the shaded box on the front of your Proxy Card.

(4)      Follow the recorded or on-line instructions to cast your vote.

(5)      You may also vote by phone by calling our proxy solicitation firm, Okapi Partners LLC, toll-free at (855) 305-0857. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m. Eastern Time to assist you with voting or to answer any questions you may have.

SOUND SHORE FUND, INC.

190 Middle Street

Portland, Maine 04101

______________________________

PROXY STATEMENT

______________________________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 11, 2026

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Sound Shore Board”) of Sound Shore Fund, Inc. (the “Sound Shore Fund”) for use at the special meeting of shareholders of the Sound Shore Fund, to be held at the offices of Apex Fund Services, the Sound Shore Fund’s fund administrator, located at 190 Middle Street, Portland, Maine 04101, on September 11, 2026 at 10:00 a.m., Eastern Time (together with any postponements or adjournments thereof, the “Meeting”). The Notice of Special Meeting of Shareholders, Proxy Statement, and proxy card will be mailed to shareholders beginning on or about July 27, 2026.

The Meeting has been called by the Sound Shore Board to consider the proposed Agreement and Plan of Reorganization attached in Appendix B to this Proxy Statement, pursuant to which the Sound Shore Fund would reorganize into a newly created series of Forum Funds II, an investment company organized as a Delaware statutory trust. Under such Agreement and Plan of Reorganization, (i) the Sound Shore Fund would transfer all of its assets into a corresponding, newly created series of Forum Funds II of a similar name (the “New Fund”), in exchange for (a) the number of full and fractional shares of each class of the New Fund corresponding to the number of outstanding full and fractional shares of the class of shares of the Sound Shore Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares of such class of the Sound Shore Fund, and (b) the assumption by the New Fund of all of the liabilities of the Sound Shore Fund, followed by (ii) the liquidating distribution by the Sound Shore Fund to its shareholders of the applicable class of shares of the New Fund received in the exchange, in proportion to the shareholders’ holdings of the applicable class of shares of the Sound Shore Fund (the “Reorganization”).

The Reorganization of Sound Shore Fund will not result in any change to its investment objective, principal investment strategies, investment policies, or principal risks. There are no changes expected to be made to Sound Shore Fund’s portfolio as a result of being reorganized into the New Fund. Sound Shore Management, Inc., the investment adviser to the Sound Shore Fund (the “Adviser”), will continue to serve as the investment adviser to the New Fund. The portfolio managers of Sound Shore Fund will continue as the portfolio managers of the New Fund. The investment advisory fee rate for the New Fund will be the same as the investment advisory fee rate for the Sound Shore Fund and the net expense ratio for the Investor Class shares and Institutional Class shares of the New Fund will be the same as, or lower than, the net expense ratio for the corresponding class shares of the Sound Shore Fund. No advisory fee rate increase is proposed.

The Prospectus and Statement of Additional Information of Sound Shore Fund are incorporated herein by reference. The Sound Shore Fund’s administrator will provide a copy of the Sound Shore Fund’s Prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, within one day of the request at no charge by calling the Sound Shore Fund at (800) 551-1980 (toll free) or by writing to Sound Shore Fund, Inc. c/o Apex Fund Services, P.O. Box 588, Portland, Maine 04112. The Sound Shore Fund’s most recent annual report has previously been delivered or made available to shareholders. All of these documents are also available at no charge on Sound Shore Fund’s website at: www.soundshorefund.com, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUESTIONS AND ANSWERS:    Important Information to Help You Understand and Vote on the Proposal

Question:      What is the purpose of the Reorganization?

Answer:         The purpose of the Reorganization is to reorganize Sound Shore Fund from a stand-alone fund into a newly created series of Forum Funds II with a similar name in an attempt to gain operational, cost, and compliance efficiencies inherent in a series trust model. The Adviser will remain the investment adviser to the New Fund and the same portfolio managers will be responsible for day-to-day management. The investment advisory fee rate for the New Fund will be the same as the investment advisory fee rate for the Sound Shore Fund. The total annual fund operating expenses of the Investor Class shares and Institutional Class shares of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be the same as or less than the total annual fund operating expenses of the corresponding class shares of the Sound Shore Fund, before and after fee waivers and expense reimbursements. The expense limitation arrangement currently in place for the Sound Shore Fund’s Institutional Class shares will be retained by the New Fund through at least April 30, 2028, and will be subject to renewal thereafter.

Management of Sound Shore Fund believes that implementing the Reorganization will benefit Sound Shore Fund and its shareholders. Since 2013, the Adviser has subsidized a portion of the expenses of the Sound Shore Fund’s Institutional Class through an expense limitation agreement; however, Adviser has determined that it could reduce this subsidy of the operating expenses of the Institutional Class shares of the Sound Shore Fund for an extended period of time by lowering total expenses for the Sound Shore Fund over time through a reorganization into a series of Forum Funds II, while also providing for lower net expenses for the Sound Shore Fund’s Investor Class shares. As part of a series trust with multiple portfolios, certain common expenses for Forum Funds II applicable to the New Fund may be lower over time than similar expenses currently paid by Sound Shore Fund as a stand-alone fund. Accordingly, the Adviser believes that with this reorganization shareholders of both the Institutional Class and Investor Class shares of Sound Shore Fund may benefit from potential long-term economies of scale that may result from the consummation of the Reorganization. Given that there will be no immediate reduction in the overall expense ratio for the Sound Shore Fund’s Institutional Class shares at the closing of the Reorganization, considering the effect of the Adviser’s expense limitation agreement, the Adviser’s reduced subsidy of Institutional Class expenses is a benefit to the Adviser rather than shareholders of Sound Shore Fund as of the date of the Reorganization. However, the Sound Shore Board noted that as part of a series trust with multiple portfolios, certain common expenses for Forum Funds II applicable to the New Fund may be lower over time than similar expenses currently paid by Sound Shore Fund. The Sound Shore

Board further considered that because the New Fund would be part of a series trust with greater marketplace exposure than the Sound Shore Fund’s current stand-alone format, this could lead to an increase in assets over time for the New Fund, which may lower the Fund’s total annual fund operating expenses. While this potential decrease in Fund expenses due to an increase in assets may not occur in the near future following the Reorganization, the Adviser’s expense limitation agreement continues to benefit shareholders of the Institutional Class so that they pay the same total annual fund operating expenses after the Reorganization. The total annual fund operating expenses of the Investor Class are expected to decrease after the Reorganization.

Question:      How will the Sound Shore Fund be impacted by the Reorganization?

Answer:         The Sound Shore Fund is currently organized as a Maryland corporation. Forum Funds II is a Delaware statutory trust structured such that its board of trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different, unaffiliated investment advisers. As a series of Forum Funds II, the New Fund thus will be overseen by a different board of trustees and have different officers than the Sound Shore Fund. The New Fund will also be subject to the compliance and other policies and procedures of Forum Funds II, although it is not anticipated that this will result in any substantive change from the current day-to-day operations of the Sound Shore Fund.

Custody, administration, accounting, transfer agency, auditor, and distribution services (“Third Party Service Arrangements”) are not expected to change as a result of the Reorganization. The current Third Party Service Arrangements provided to Sound Shore Fund and Forum Funds II are set forth below:

	Sound Shore Fund, Inc.	Forum Funds II
Administrator/ Accounting/ Transfer Agent	Apex Fund Services 190 Middle Street Portland, ME 04101	Apex Fund Services 190 Middle Street Portland, ME 04101
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101
Custodian	U.S. Bank, N.A. 1155 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212	U.S. Bank, N.A. 1155 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212
Auditor	Cohen & Company, Ltd. 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Cohen & Company, Ltd. 1835 Market Street, 3rd Floor Philadelphia, PA 19103

Question:      What will remain the same after the Reorganization?

Answer:         The Reorganization, if consummated, will provide Sound Shore Fund’s shareholders with the opportunity to continue to invest in the New Fund, offering the same day-to-day investment management of the portfolio by the same investment adviser and portfolio managers that currently manage the Sound Shore Fund. The Reorganization will not affect Sound Shore Fund’s investment objective, principal investment strategies, or principal investment risks. There are no changes anticipated to be made to the Sound Shore Fund portfolio as a result of being reorganized into the New Fund. The New Fund will be managed in accordance with the same investment objective and principal investment strategies and will be subject to the same principal investment risks as Sound Shore Fund.

Question:      What will change as a result of the Reorganization?

Answer:         If the Reorganization of Sound Shore Fund is approved by the shareholders, the Sound Shore Fund will reorganize into a newly created series of Forum Funds II, a Delaware statutory trust with a different board of trustees than the Sound Shore Board. The New Fund will be subject to the Trust Instrument of Forum Funds II, a Delaware statutory trust, whereas the Sound Shore Fund is organized as a Maryland corporation and is subject to a different set of governing documents. As a series of Forum Funds II, the New Fund will have different officers than Sound Shore Fund.

Question:      What effect will the Reorganization have on me as a shareholder?

Answer:         If the Reorganization of Sound Shore Fund is approved by the shareholders, Sound Shore Fund will be reorganized into a new, similarly named New Fund, a series of Forum Funds II, created for purposes of the Reorganization. Each shareholder of Sound Shore Fund will receive the same number of full and fractional shares of the same share class of the New Fund, with the same aggregate NAV, as the shareholder held of Sound Shore Fund immediately prior to the Reorganization. There are no changes anticipated to be made to the Sound Shore Fund portfolio as a result of being reorganized into the New Fund. The shareholder services offered to the shareholders of the New Fund will be substantially similar to the shareholder services offered to the shareholders of Sound Shore Fund. As discussed further below, the investment advisory fee rate for the New Fund will be the same as the investment advisory fee rate for Sound Shore Fund. The total annual fund operating expenses of the Investor Class shares and Institutional Class shares of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be the same as or less than the total annual fund operating expenses of the corresponding class shares of the Sound Shore Fund, before and after fee waivers and expense reimbursements.

Question:      How will the Reorganization work?

Answer:         The Reorganization of Sound Shore Fund will involve three steps: (a) Sound Shore Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund with an aggregate NAV equal to the aggregate NAV of shares of Sound Shore Fund, and the assumption by the New Fund of all of the liabilities of Sound Shore Fund; (b) Sound Shore Fund will distribute the corresponding New Fund shares received in the exchange pro rata to its shareholders; and (c) Sound Shore Fund will be liquidated and dissolved.

Question:      Who will pay the expenses related to the Reorganization?

Answer:         The Adviser will pay all costs related to the Reorganization, including, but not limited to, proxy and proxy solicitation costs, printing costs, board fees relating to any special board meetings and legal fees. Neither Sound Shore Fund nor the New Fund and its shareholders will incur any expenses in connection with the Reorganizations.

Question:      Will my investment advisory fee rate and/or fund expenses change as a result of the Reorganization?

Answer:         The Adviser’s investment advisory fee rate will not change upon reorganization of Sound Shore Fund into the New Fund. Sound Shore Fund and the New Fund pay the same contractual advisory fee to the Adviser of 0.75% annually.

Pursuant to an expense limitation agreement between the Adviser and Sound Shore Fund, the Adviser has historically agreed to reimburse all of the ordinary expenses of the Institutional Class shares of Sound Shore Fund (with certain exclusions), which limits the total annual operating expenses of Sound Shore Fund’s Institutional Class shares to 0.75% of daily net assets. The Adviser has advised the Sound Shore Board and the Board of Trustees of the New Fund that it will continue to waive or reduce its fees and/or pay for operating expenses of the New Fund’s Institutional Class shares after the Reorganization, subject to certain exclusions, pursuant to an expense limitation agreement with Forum Funds II, on behalf of the New Fund, which limits the total annual fund operating expenses of the New Fund’s Institutional Class shares to 0.75% of daily net assets until at least April 30, 2028. As a result, the total annual fund operating expenses of the New Fund’s Institutional Class shares, both before and after fee waivers and expense reimbursements, are expected to be the same as the total annual fund operating expenses of the Institutional Class shares of Sound Shore Fund, before and after fee waivers and expense reimbursements, following the Reorganization, after the effect of the Adviser’s expense limitation agreement. As part of a series trust with multiple portfolios, certain common expenses for Forum Funds II applicable to the New Fund may be lower over time than similar expenses currently paid by the Sound Shore Fund as a stand-alone fund. After April 30, 2028, the expense limitation arrangements will be subject to renewal by the Board of Forum Funds II. There is no guarantee that the expense limitation arrangements will be renewed under their current terms or at all. If the expense limitation arrangements are not renewed, the fees and expenses of the New Fund’s Institutional Class shares could increase after April 30, 2028.

The total annual fund operating expenses of the New Fund’s Investor Class shares are expected to be less than the total annual fund operating expenses of the Investor Class shares of Sound Shore Fund following the Reorganization.

Question:      What are the tax consequences of the Reorganizations?

Answer:         The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code, as amended. No gain or loss should be recognized by Sound Shore Fund or its shareholders as a result of the Reorganization for U.S. federal income tax purposes.

Question:      Why am I being asked to approve the Reorganization? What is the vote needed to pass the proposal?

Answer:         The Sound Shore Fund is incorporated as a Maryland corporation. Maryland law requires that shareholders approve the liquidation and dissolution of the Sound Shore Fund (as part of the Reorganization) in the manner and by the vote required under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires that shareholders approve the Reorganization by the affirmative “vote of a majority of the outstanding voting securities,” as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities of Sound Shore Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of Sound Shore Fund.

Question:      How does the Board suggest I vote on the Reorganization?

Answer:         The Sound Shore Board recommends that you vote “FOR” the Reorganization. For a discussion of the considerations of the Sound Shore Board in evaluating these matters, please see the section entitled, “Board Considerations.”

Question:      Will my vote make a difference?

Answer:         Yes. Your vote is needed to ensure that the proposal can be acted upon, and we encourage all shareholders to participate in the governance of the Sound Shore Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to vote, no matter how many shares you own. If not enough shareholders vote, the Reorganization could be delayed, and we may need to solicit votes again.

Question:      How do I place my vote?

Answer:         You may vote in any of the five ways listed below:

Internet:      Shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Telephone:   Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. You may also be able to vote over the phone by calling our proxy solicitation firm, Okapi Partners LLC, toll-free at (855) 305-0857. Representatives are available Monday through Friday from 9:00 am to 8:00 pm, Eastern Time.

Mail:            Shareholders may submit a paper proxy card using the accompanying postage-paid envelope.

Email:         Shareholders may also be able to submit voting instructions by email by sending a completed and signed proxy card, or written voting instructions containing the shareholder’s name, address of record, and voting directions to SoundShore@OkapiPartners.com. Email voting instructions must be received no later than 11:59 p.m. Eastern Time on September 10, 2026. The Fund and its proxy solicitor reserve the right to reject any email voting instruction that is incomplete, illegible, improperly executed, or not timely received.

In Person:   Shareholder may attend the Special Meeting at the offices of Apex Fund Services on September 11, 2026 and cast their vote at the meeting.

Question:      What if I do not wish to participate in the Reorganization?

Answer:         If you do not wish to have your Sound Shore Fund shares exchanged for shares of the New Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Question:      Whom do I call if I have questions?

Answer:         If you have any questions about the proposal or to quickly vote your shares, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at (855) 305-0857. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 a.m. to 8:00 p.m. (Eastern Time).

SUMMARY OF THE REORGANIZATION PROPOSAL

You are being asked to approve a reorganization of Sound Shore Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization Plan”), which provides for Sound Shore Fund to reorganize into the New Fund, at which time you, as a shareholder of Sound Shore Fund, will become a shareholder of the New Fund.

If the Reorganization Plan is approved by shareholders, Sound Shore Fund will be reorganized into the new, similarly named New Fund, a series of Forum Funds II. The principal goals of the Reorganization, as identified by the Adviser, are for the Sound Shore Fund to attempt to gain operational, cost, and compliance efficiencies inherent in a series trust structure. Series trusts have a shared governance model; certain costs are shared or negotiated at the trust level, lowering the overall cost of the funds that are series of the trust. The gross and net operating expenses of the New Fund’s Institutional Class shares are expected to be the same as the total annual fund operating expenses of the Institutional Class shares of Sound Shore Fund following the Reorganization, and the gross and net operating expenses of the New Fund’s Investor Class shares are expected to be less than the total annual fund operating expenses of the Investor Class shares of Sound Shore Fund following the Reorganization. The expense limitation arrangements currently in place for the Sound Shore Fund’s Institutional Class shares will be retained by the New Fund through at least April 30, 2028, and will be subject to renewal thereafter. As a result, the expenses borne by shareholders of the New Fund are expected to be the same as or lower than the current expenses borne by shareholders of Sound Shore Fund following the Reorganization through at least April 30, 2028. After April 30, 2028, the expense limitation arrangements will be subject to renewal. There is no guarantee that the expense limitation arrangements will be renewed under their current terms or at all. If the expense limitation arrangements are not renewed, the fees and expenses of the New Fund’s Institutional Class shares could increase after the expense limitation arrangements terminate.

The following items will not change after the Reorganization:

•        The investment objective, principal investment strategies, investment policies, and limitations, and fiscal year end of the New Fund will be the same as those of Sound Shore Fund and the principal investment risks of the New Fund will be substantially the same as those of Sound Shore Fund;

•        The investment adviser to the New Fund will be the same as the current investment adviser to Sound Shore Fund;

•        The members of the portfolio management team of the New Fund will be the same as the current members of the portfolio management team of Sound Shore Fund;

•        The portfolio of the New Fund will remain the same as the portfolio of Sound Shore Fund, with no changes anticipated to be made as a result of the Reorganization;

•        The investment advisory fee rate paid to the investment adviser of the New Fund will be the same as the current investment advisory fee rate paid to the investment adviser of Sound Shore Fund;

•        The number of full and fractional shares of the classes of Sound Shore Fund owned by a shareholder immediately prior to the Reorganization will be the same as, and will have an aggregate NAV equal to, the number of full and fractional shares of the same class of the New Fund owned by the shareholder immediately after the Reorganization;

•        The shareholder services currently offered to the shareholders of Sound Shore Fund are expected to be substantially similar to the shareholder services offered to the shareholders of the New Fund; and

•        The annual fund operating expenses of the New Fund, both before and after fee waivers and expense reimbursements, as applicable, will be no greater than those of Sound Shore Fund.

The following items will change after the Reorganization:

•        The New Fund will have a different board of trustees and officers than the current Sound Shore Board;

•        The Adviser’s investment advisory agreement will be with Forum Funds II, on behalf of the New Fund; and

•        The New Fund will be subject to the Trust Instrument of Forum Funds II.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows: (a) Sound Shore Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund with an aggregate NAV equal to the aggregate NAV of shares of Sound Shore Fund, and the assumption by the New Fund of all of the liabilities of Sound Shore Fund; (b) Sound Shore Fund will distribute the New Fund shares received in the exchange pro rata to its shareholders; and (c) Sound Shore Fund will be liquidated and terminated. The Reorganization Plan is attached hereto in Appendix B.

The Sound Shore Board recommends a vote “FOR” the Reorganization. For information about the anticipated benefits of the Reorganization, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

At a meeting of the Sound Shore Board held on April 30, 2026, the Sound Shore Board, including the members of the Sound Shore Board who are not “interested persons” (as that term is defined in the 1940 Act) and independent under Maryland law (“Independent Directors”), considered the Reorganization Plan with respect to Sound Shore Fund substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization would be in the best interests of the shareholders of Sound Shore Fund and that the interests of its shareholders will not be diluted as a result of the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

The Adviser requested that the Sound Shore Board consider the Reorganization. Sound Shore Fund is currently organized as a Maryland corporation, and is managed by the Adviser. Forum Funds II is structured such that its board of trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different unaffiliated investment advisers. If the Reorganization is approved, the New Fund would be a series of Forum Funds II and the Adviser would be one of a number of investment advisers that provide investment management services to various funds in Forum Funds II. As regulatory requirements continue to result in increased operating costs, the Adviser believes it is important to attempt to capture the benefits of consolidated compliance and administrative efficiencies. The Adviser believes that the Reorganization will allow Sound Shore Fund to attempt to gain operational and compliance efficiencies by operating within Forum Funds II. The Adviser represented to the Sound Shore Board that the New Fund is expected to have gross and net expenses that are the same as or less than those of Sound Shore Fund due, at least in part, to the economies of scale associated with operating within a series trust structure. The expense limitation arrangements in place for Sound Shore Fund’s Institutional Class shares will be retained by the New Fund through at least April 30, 2028, and will be subject to renewal thereafter. As a result, the total annual fund operating expenses of the Investor Class shares and Institutional Class shares of the New Fund, both before and after fee waivers and expense reimbursements, are expected to be the same as or less than the total annual fund operating expenses of the corresponding class shares of the Sound Shore Fund, before and after fee waivers and expense reimbursements, through at least April 30, 2028. After April 30, 2028, the expense limitation arrangements applicable to the Institutional Class shares will be subject to renewal. There is no guarantee that the expense limitation arrangements will be renewed under their current terms or at all. If the expense limitation arrangements are not renewed, the fees and expenses of the Institutional Class shares could increase after the expense limitation arrangements terminate. The Adviser also represented that shareholders of Sound Shore Fund will not be required to pay for the Reorganization because the Adviser will bear all costs associated with the Reorganization (whether or not the Reorganization is consummated). The Adviser assured the Sound Shore Board that the Reorganization will not result in any changes to the investment objectives, principal investment strategies, principal investment risks, or any change in the portfolio management team of Sound Shore Fund.

The Sound Shore Board considered, and unanimously approved, the Reorganization at a meeting held on April 30, 2026. In advance of the meeting, the Sound Shore Board reviewed detailed information regarding the Reorganization, including written materials and oral presentations from the Adviser. The Independent Directors also met in executive session with their independent counsel with no representatives of management present. In determining whether to approve the Reorganization, the Sound Shore Board inquired into a number of matters and evaluated the Adviser’s reasons for recommending the Reorganization as well as all of the other information provided. After careful consideration, the Sound Shore Board, including all of the Independent Directors, determined that the Reorganization was in the best interests of Sound Shore Fund and its shareholders and that the interests of the shareholders of Sound Shore Fund would not be diluted as a result of the

Reorganization. The Sound Shore Board unanimously approved the Reorganization Plan and recommends that shareholders of Sound Shore Fund vote in favor of the proposal. The Sound Shore Board’s determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors. The Sound Shore Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following:

•        The Adviser will manage the New Fund as the successor to Sound Shore Fund with the same portfolio managers responsible for day to day management.

•        The investment objective, principal investment strategies, investment policies and limitations, and principal investment risks of the New Fund will be identical to those of Sound Shore Fund.

•        The investment advisory fee rate for the New Fund will be the same as the current investment advisory fee for Sound Shore Fund.

•        The gross and net annual operating expenses of the Institutional Class shares and Investor Class shares of the New Fund following the Reorganization are expected to be the same as or less than those of the corresponding class shares of the Sound Shore Fund due in part, according to the Adviser, to economies of scale associated with the series trust structure. The Sound Shore Board recognized that the Adviser might benefit to the extent it is required to waive and/or reimburse less fees and/or expenses under the expense limitation agreement because gross operating expenses of the New Fund are expected to be lower than the current gross operating expenses of Sound Shore Fund.

•        The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses (excluding certain agreed upon expenses) to ensure that the annual net operating expenses of the New Fund’s Institutional Class shares are no greater than those of Sound Shore Fund’s Institutional Class shares’ current expense limitation commitments through at least April 30, 2028.

•        The Adviser’s belief that the potential benefits of the Reorganization are that it may result in operational, cost, and compliance efficiencies from operating within Forum Funds II due to the economies of scale inherent in a series trust structure.

•        The New Fund would be part of a series trust with greater marketplace exposure than the Sound Shore Fund’s current stand-alone structure, which may lead to an increase in assets over time for the New Fund, which may lower the Fund’s total annual fund operating expenses.

•        The shareholder services offered to the shareholders of the New Fund will be substantially similar to the shareholder services currently offered to the shareholders of Sound Shore Fund and rendered by the same service providers.

•        The qualifications and experience of the New Fund’s service providers.

•        The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser and not Sound Shore Fund or the New Fund or their respective shareholders, and the Adviser will bear such costs whether the Reorganization is consummated or not.

•        The Adviser will benefit from the reduction in the gross annual expenses of Sound Shore Fund by lowering the amounts subject to reimbursement by the Adviser under the Sound Shore Fund’s current expense limitation arrangements with respect to Institutional Class shares, at least until the New Fund’s assets grow to a level where advisory fees are no longer waived.

•        Potential conflicts of interest related to the Reorganization that were identified by the Adviser to the Sound Shore Board, including those resulting from any direct and or indirect benefits to the Adviser. In that respect, the Sound Shore Board recognized that the Adviser may benefit from increased compliance and operational efficiencies and from waiving and/or reimbursing fewer fees and/or expenses after the Reorganization because the gross operating expenses of the New Fund are expected to be lower than the current gross operating expenses of Sound Shore Fund.

•        The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

•        The interests of the shareholders of Sound Shore Fund will not be diluted as a result of its Reorganization.

•        The costs of the New Fund’s service providers are estimated to be no higher than the costs of the Sound Shore Fund’s current service providers.

•        If shareholders of Sound Shore Fund do not wish to become shareholders of the New Fund, they may redeem their Sound Shore Fund shares before the Reorganization.

The Sound Shore Board is submitting to shareholders of Sound Shore Fund the proposal to approve the Reorganization Plan. If shareholders of Sound Shore Fund approve the proposal, the Sound Shore Board and officers of Sound Shore Fund will execute and implement the Reorganization Plan and it will take effect on or about September 30, 2026 (the “Closing Date”) or such other date as may be agreed upon by the officers of Forum Funds II and Sound Shore Fund in accordance with the Reorganization Plan. The Board of Trustees of Forum Funds II has also approved the Reorganization on behalf of the New Fund.

Summary of the Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan, a form of which is set forth in Appendix B to this Proxy Statement, and which you are encouraged to read in its entirety. All information regarding Forum Funds II, its operations and the various agreements between Forum Funds II and its several service providers have been supplied by the Adviser or Forum Funds II, and neither Sound Shore Fund nor any member of the Sound Shore Board has independently verified the accuracy of such information.

Key Provisions.    The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, with respect to Sound Shore Fund, it will transfer all of its assets to the New Fund, which is a series of Forum Funds II, in exchange solely for (1) all of the shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the number of full and fractional shares of Sound Shore Fund as of the Closing Date and (2) the assumption by the New Fund of all of the liabilities of the Sound Shore Fund. Immediately thereafter, Sound Shore Fund will liquidate and distribute the shares received from the New Fund to its shareholders on a pro rata basis. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of Sound Shore Fund and transferring the New Fund shares to each such account, by class (as applicable), in complete liquidation of Sound Shore Fund. As a result, every shareholder of Sound Shore Fund will own the same number and class of shares of the New Fund, with the same aggregate NAV, as the number and class of Sound Shore Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 Institutional Class shares of Sound Shore Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Institutional Class shares of the New Fund, which will also be called Sound Shore Fund (a series of Forum Funds II). The aggregate NAV of your New Fund shares immediately after the Reorganization will be equal to the aggregate NAV of your Sound Shore Fund shares immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date. Until the Closing Date, shareholders of Sound Shore Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Sound Shore Fund’s transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of Sound Shore Fund will be canceled on the books of Sound Shore Fund, and the share transfer books of Sound Shore Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their next determined NAV per share. No sales charges will be imposed on the shares of the New Fund issued in connection with its Reorganization. The Reorganization has been structured to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. As a condition of the Reorganization, counsel for Forum Funds II shall provide a tax opinion that neither Sound Shore Fund nor the shareholders of Sound Shore Fund will recognize any gain or loss for U.S. federal income tax purposes as a consequence of the Reorganization. Nevertheless, shareholders of Sound Shore Fund are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the New Fund in the Reorganization.

Other Provisions.    The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by each of the Sound Shore Board and the Board of Trustees of Forum Funds II. A significant condition includes the approval of the Reorganization Plan by shareholders of Sound Shore Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of Sound Shore Fund, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach. In addition, the Reorganization Plan may be amended, modified, or supplemented, as Sound Shore Fund and Forum Funds II may mutually agree on in writing. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the Meeting, in a manner that would have a material adverse effect on the Sound Shore Fund shareholders’ interests. No governmental consent, approval, authorization or filing is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, except for (1) Forum Funds II’s filing with the SEC of a registration statement on Form N-1A relating to the New Fund’s shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Sound Shore Fund’s filing with the SEC of a Proxy Statement on Schedule 14A, and (3) consents, approvals, authorization and filings that have been made or received or may be required immediately after 4:00 p.m., Eastern Time on the Closing Date (“Effective Time”).

COMPARISON OF SOUND SHORE FUND TO THE NEW FUND

Investment Objective, Principal Investment Strategies; Principal Risks; and Investment Policies and Restrictions.    The investment objective, principal investment strategies, investment policies and limitations, and the principal investment risks of the New Fund are identical to those of Sound Shore Fund. There are no changes anticipated to be made to the Sound Shore Fund’s portfolio as a result of being reorganized into the New Fund.

Distribution and Purchase Procedures and Exchange Rights; Redemption Procedures; Valuation of Shares.    The policies regarding distribution, purchase, redemption, and valuation of shares for the New Fund are substantially similar to those of Sound Shore Fund. There are no changes anticipated to be made to the Sound Shore Fund’s policies regarding distribution, purchase, redemption, and valuation of shares as a result of being reorganized into the New Fund.

Fees and Expenses.    The Reorganization will not result in any change to the Adviser’s investment advisory fee rate charged to Sound Shore Fund. In addition, the total annual fund operating expenses of the New Fund, both before and after fee waivers and expense reimbursements, as applicable, are expected to be the same as or less than those of Sound Shore Fund before and after fee waivers and expense reimbursements because the expense limitation arrangements currently in place for Sound Shore Fund will be retained. The fee rates to be charged by the various service providers to the New Fund are estimated to be no higher and may be lower than the fee rates currently charged to Sound Shore Fund. Consistent with the arrangements currently in place for Sound Shore Fund, the Adviser and its affiliates, and in certain cases, the New Fund, may make payments to financial intermediaries for certain administrative and shareholder services. These services include maintenance of shareholder accounts by the financial intermediaries, such as recordkeeping (and other activities that otherwise would be performed by the New Fund’s transfer agent), sending out shareholder communications on behalf of the New Fund, and transaction processing.

The following table allows you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of Sound Shore Fund that you may pay for buying and holding shares of Sound Shore Fund to those of the New Fund. The pro forma columns show estimated expenses of the New Fund for the current fiscal year, as if the Reorganization had occurred on the last day of Sound Shore Fund’s annual period ended December 31, 2025. The Annual Fund Operating Expenses tables and Example tables shown below are based on actual expenses incurred during Sound Shore Fund’s annual period ended December 31, 2025. The Example numbers shown in the table below reflect the impact of expense limitation arrangements, as described in detail below, for the period of the respective arrangement. The pro forma columns show your costs as if the Reorganization had occurred on December 31, 2025. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares				Investor Shares
	Sound Shore Fund		Pro Forma New Fund		Sound Shore Fund	Pro Forma New Fund
Management Fees	0.75%		0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None		None		None	None
Other Expenses	0.11%		0.08	%(1)	0.20%	0.16	%(1)
Total Annual Fund Operating Expenses	0.86%		0.83	%(1)	0.95%	0.91	%(1)
Fee Waiver and/or Expense Reimbursement or Recoupment	(0.11	)%(2)	(0.08	)%(3)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%		0.75	%(1)	0.95%	0.91	%(1)

____________

(1)       Estimated expenses for the current fiscal year.

(2)       Pursuant to an expense limitation agreement between Sound Shore Management, Inc. (the “Adviser”) and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class included in Total Annual Fund Operating Expenses (excluding advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs). This agreement is in effect until at least May 1, 2027. Thereafter, it is automatically renewed for one-year terms unless the Adviser gives at least thirty days written notice of its termination.

(3)       With respect to the New Fund, the Adviser has contractually agreed to limit its investment advisory fee and reimburse expenses as necessary to ensure that the net annual operating expenses (excluding all advisory fees, taxes, interest, portfolio transaction expenses, brokerage commissions, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) do not exceed 0.75% for Institutional Shares through April 30, 2028 (the “Expense Cap”). The Expense Cap may not be terminated prior to this date except by the Board of Trustees of Forum Funds II.

Example.    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through April 30, 2028. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Institutional Shares		Investor Shares
	Sound Shore Fund	Pro Forma New Fund	Sound Shore Fund	Pro Forma New Fund
1	$77	$77	$97	$93
3	$261	$249	$303	$290
5	$462	$444	$525	$504
10	$1,040	$1,010	$1,166	$1,120

Portfolio Turnover.    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the Sound Shore Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Performance.    Set forth below is the performance information for Sound Shore Fund’s Investor Class shares. Returns for the Institutional Class shares, which are not presented, vary from the returns of the Investor Class shares but would have substantially similar annual returns to those of the Investor Class because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have a lower expense ratio.

The bar chart and table that follow provide some indication of the risks of investing in the New Fund by showing changes in the performance of Sound Shore Fund from year to year and by showing how the Sound Shore Fund’s average annual returns compare with those of a broad measure of market performance, as well as a secondary benchmark that the Adviser believes is more closely aligned with the Sound Shore Fund’s investment strategy. The information shown assumes reinvestment of distributions. The New Fund has not yet commenced operations and therefore has no performance history. However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets, and assume all of the liabilities, of Sound Shore Fund and will adopt the financial statements and performance history of Sound Shore Fund. The Sound Shore Fund’s past performance, before and after taxes, is not necessarily an indication of how the New Fund will perform in the future. Updated performance information for Sound Shore Fund is available through the Sound Shore Fund’s website at www.soundshorefund.com or by calling (800) 551-1980 (toll free).

During the periods shown in the chart above, the highest calendar quarterly return was 21.03% (for the quarter ended December 31, 2020) and the lowest quarterly return was -29.17% (for the quarter ended March 31, 2020).

	1 Year	5 Years	10 Years
Institutional Class – Return Before Taxes	18.42%	13.71%	11.48%
Investor Class – Return Before Taxes	18.20%	13.49%	11.28%
Investor Class – Return After Taxes on Distributions	14.48%	9.67%	8.35%
Investor Class – Return After Taxes on Distributions and Sale of Fund Shares	12.86%	9.83%	8.41%
S&P 500® Index (does not reflect deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (does not reflect deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Tax Information.    Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries.    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Existing and Pro Forma Capitalization of the Fund

The following tables set forth the capitalization of Sound Shore Fund as of December 31, 2025, and of the New Fund as if the Reorganization took place on December 31, 2025. The capitalization of the New Fund will likely be different at the time that the Reorganization is consummated, including as a result of daily share purchase and redemption activity in Sound Shore Fund and changes in NAV per share.

	Sound Shore Fund		Pro Forma New Fund
	Institutional Class shares	Investor Class shares	Institutional Class shares	Investor Class shares
Total Net Assets	451,434,676	536,546,904	451,434,676	536,546,904
Shares Outstanding	11,055,171	13,422,281	11,055,171	13,422,281
NAV per Share	40.83	39.97	40.83	39.97

MANAGEMENT ARRANGEMENTS

Sound Shore Management, Inc. (the “Adviser”), 8 Sound Shore Drive, Greenwich, Connecticut 06830, has served as investment adviser to Sound Shore Fund, Inc. since Sound Shore Fund’s inception in 1985. After the Reorganization, the Adviser will continue to serve as investment adviser to the New Fund.

Under the current investment advisory agreement between the Adviser and Sound Shore Fund, the Adviser receives an investment advisory fee of 0.75% of the average daily net assets of Sound Shore Fund. The Adviser has contractually agreed to reimburse all of the ordinary expenses of the Institutional Class included in Total Annual Fund Operating Expenses (excluding advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs). The expense limitation agreement is in effect until at least April 30, 2028. After April 30, 2028, the expense limitation arrangements will be subject to renewal by the Board of Forum Funds II. There is no guarantee that the expense limitation arrangements will be renewed under their current terms or at all. If the expense limitation arrangements are not renewed, the fees and expenses of the New Fund’s Institutional Class shares could increase after April 30, 2028.

Advisory Agreement.    At a meeting of the Board of Trustees of Forum Funds II convened on June 25, 2026, the Trustees approved a new investment advisory agreement between Sound Shore Management, Inc. and Forum Funds II, on behalf of the New Fund. The New Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

A copy of the Advisory Agreement is set forth in Appendix A to this Proxy Statement.

The terms of the Advisory Agreement are substantively the same in all material respects to those of the current investment advisory agreement between the Sound Shore Fund and Sound Shore Management, Inc. There is no difference in the advisory fee currently payable by the Sound Shore Fund and the advisory fee that will be paid by the New Fund under the Advisory Agreement. In addition, the nature, quality, and extent of the investment advisory services to be rendered by Sound Shore Management, Inc. to the New Fund under the Advisory Agreement, including the responsibilities for the day-to-day management of the New Fund’s investment portfolio and related services, will also remain the same as those provided to the Sound Shore Fund under the current investment advisory agreement.

Portfolio Management.    There will be no change to Sound Shore Fund’s portfolio management team as a result of the Reorganization. Messrs. John P. DeGulis, David B. Bilik, and Peter B. Evans are jointly and primarily responsible for the day-to-day management of the Fund.

John P. DeGulis received a B.A. in Economics from Northwestern University, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 1996 and became a portfolio manager in 2003.

David B. Bilik received a B.A. in Economics from Williams College, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 2003 and became a portfolio manager in 2024.

Peter B. Evans holds the Chartered Financial Analyst designation and received a B.A. in Government and Sociology from Dartmouth College, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 2005 and became a portfolio manager in 2024.

The Sound Shore Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Sound Shore Fund shares by the portfolio managers.

Comparison of Share Classes and Fees

Share Classes.    Sound Shore Fund has registered and offers, and the New Fund will register and offer, the same classes of shares. Different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses that are likely to result in different share prices. Investor Class and Institutional

Class shares are both offered without any sales charge on purchases or sales, without any ongoing Rule 12b-1 distribution and service fee but Investor Class shares are charged an annualized shareholder servicing fee as discussed below.

Shareholder Servicing Fee Comparison.    Sound Shore Fund and the New Fund have substantially similar distribution plans for the Investor Class and Institutional Class. The Sound Shore Fund’s transfer agent charges the Investor Class a fee of 10 basis points per annum (reflected in the Fund’s fees and expenses table as a component of “Other Expenses”) based on Investor Class assets under management. In the case of Investor Class shares that are bought directly from Sound Shore Fund, the transfer agent acts as a full service transfer agent. In the case where shares are bought through a financial intermediary such as a mutual fund platform or broker-dealer, the financial intermediary effectively provides sub transfer agent services that the transfer agent would otherwise have had to provide. In recognition of this, the transfer agent, Sound Shore Fund and the Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries the transfer agent fee it receives from Sound Shore Fund for its services to the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary. The agreement further provides that for efficient payment purposes, the Adviser is responsible for paying the full fee to the financial intermediaries, subject to reimbursement to it by the Fund’s transfer agent of the transfer agent fee. This arrangement will remain in effect with respect to the Investor Class shares of the New Fund after the Reorganization.

CERTAIN COMPARATIVE INFORMATION ABOUT SOUND SHORE FUND AND FORUM FUNDS II

The following is a summary of a comparison of material provisions of the Articles of Incorporation and By-Laws adopted by Sound Shore Fund versus the Trust Instrument adopted by Forum Funds II. This summary is not a complete list of similarities and differences. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request. The Trust Instrument adopted by Forum Funds II, filed as an exhibit to the New Fund’s Registration Statement on Form N-1A, is hereby incorporated by reference into this Proxy Statement.

As summarized below, Sound Shore Fund is a Maryland corporation and Forum Funds II is Delaware statutory trust. There are no material differences between the rights of shareholders under the governing state laws of Sound Shore Fund and Forum Funds II except differences in rights provided for in their respective governing instruments, outlined in the chart below.

General.    Sound Shore Fund was organized as a corporation under the laws of the State of Maryland on February 15, 1985. As a Maryland corporation, Sound Shore Fund’s operations are governed by its Articles of Incorporation, as amended, and applicable federal and state law. Forum Funds II was organized as a Delaware statutory trust pursuant to a Trust Instrument dated August 1, 2012. As a Delaware statutory trust, the operations of Forum Funds II are currently governed by the Trust Instrument, as well as by applicable federal and Delaware law.

The following table summarizes changes in the rights of Sound Shore Fund shareholders in the Reorganization to a series of Forum Funds II.

CATEGORY	SOUND SHORE FUND, INC. [MARYLAND]	FORUM FUNDS II [DELAWARE]
Preemptive Rights	None.	Same.
Preferences	None.	Same.
Appraisal Rights	None.	Same.
Conversion and Exchange Rights

At the request of a stockholder, shares of the Investor Class may be converted into shares of the Institutional Class, and shares of the Institutional Class may be converted into shares of the Investor Class, provided that the stockholder meets the criteria established by the Board of Directors from time to time as a minimum investment requirement for ownership of shares of the applicable Class, and subject to a determination by the Board of Directors to otherwise limit or prohibit such conversion. The Corporation shall have the power to convert shares of the Institutional Class held by a stockholder into shares of the Investor Class in the event that such stockholder no longer meets the minimum investment requirement established from time to time by the Board of Directors. The shares of the Institutional Class shall be subject to such other voluntary or mandatory conversion provisions as may be determined by the Board of Directors and set forth in the Corporation’s registration statement.

The Trustees shall have full power and authority … to establish and to change in any manner Shares of any Series or Class with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares) … to divide or combine the Shares of any Series or Class into a greater or lesser number … to classify or reclassify any unissued Shares of any Series or Class into one or more Series or Classes … and to take such other action with respect to the Shares as the Trustees may deem desirable.

Annual Meetings	Not required.	Same.

CATEGORY	SOUND SHORE FUND, INC. [MARYLAND]	FORUM FUNDS II [DELAWARE]
Right to Call Shareholder Meetings

Special meetings of stockholders may be called by the chairman, the president or by the Board of Directors and shall be called by the secretary upon the written request of holders of shares entitled to cast not less than twenty-five per cent of all the votes entitled to be cast at such meeting. Such request shall state the purpose of purposes of such meeting and the matters proposed to be acted on thereat. In the case of such request for a special meeting, upon payment by such stockholders to the Corporation of the estimated reasonable cost of preparing and mailing a notice of such meeting, the secretary shall give the notice of such meeting.

Same.
Notice of Meetings

Written or printed notice of a special meeting of stockholders, stating the place, date, hour and purpose thereof, shall be given by the secretary to each stockholder entitled to vote thereat not less than ten nor more than ninety days before the date fixed for the meeting.

The Secretary, or another officer if there is no Secretary, shall call a meeting of Shareholders by giving written notice of the place, date, time and general nature of the business to be transacted at that meeting at least ten (10) days before the date of such meeting.

Record Date for Meetings

The Board of Directors may fix, in advance, a record date which shall be not more than ninety days and, in the case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken.

For the purpose of determining the Shareholders who are entitled to vote or act at any meeting of Shareholders, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Board of Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Trust), as the Board of Trustees

CATEGORY	SOUND SHORE FUND, INC. [MARYLAND]	FORUM FUNDS II [DELAWARE]

may determine; or without closing the transfer books the Trustees may fix a date and time, as permitted by applicable law, prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or to be treated as Shareholders of record for purposes of such other action.

Quorum for Meetings

The holders of one-third of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.

Except when a larger quorum is required by law or by the rules of an applicable Exchange, this Trust Instrument or the By-laws, a quorum for the transaction of business at a Shareholders’ meeting with respect to a Series or Class, or with respect to the Trust, as applicable, shall be, respectively, with respect to any Series or Class that is listed on an Exchange one-third of the Outstanding Shares of such Series or Class and with respect to any Series or Class that is not listed on an Exchange one tenth of the Outstanding Shares of such Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote in person or by proxy. Any lesser number shall be sufficient for adjournments.

Vote Required for Election of Trustees/Directors	At a meeting at which a quorum is present, a plurality of votes cast shall elect a Trustee.	Same.

CATEGORY	SOUND SHORE FUND, INC. [MARYLAND]	FORUM FUNDS II [DELAWARE]
Adjournment of Meetings

The chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Any number of Shares present shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Removal of Trustees/Directors by Shareholders

Any director may be removed, either with or without cause, at any meeting of stockholders duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast thereon.

A Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares.
Personal Liability of Officers and Trustees/Directors

No director or officer of the Corporation shall be liable to the Corporation or to any stockholder or creditor thereof or to any person for any loss incurred by it or him under or by reason of such contract or transaction; provided that nothing shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always

All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder. Except as required by Section 3806(e) of the

CATEGORY	SOUND SHORE FUND, INC. [MARYLAND]	FORUM FUNDS II [DELAWARE]

that such contract or transaction shall have been on terms that were not unfair to the corporation at the time at which it was entered into.

…

To the maximum extent permitted by the Maryland General Corporation Law as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

Personal Liability of Shareholders	Shareholder are not personally liable for the liabilities incurred by, contracted for or otherwise existing with respect to the Corporation.

No Shareholder shall be personally liable for the Liabilities incurred by, contracted for or otherwise existing with respect to the Trust or any Series or Class thereof. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Any note, bond, contract

CATEGORY	SOUND SHORE FUND, INC. [MARYLAND]	FORUM FUNDS II [DELAWARE]

or other written obligation of the Trust or any Series may contain a statement to the effect that such obligation may be enforced only against the assets of the Trust or Assets belonging to one or more Series; however, the omission of such statement shall not operate to bind, or create personal liability for, any Shareholder or Trustee.

Right of Inspection

No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Maryland, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation. Except as otherwise provided with respect to holders of at least 5% of the outstanding shares of the Corporation, Maryland law generally limits the right to inspection to inspection of the following: Bylaws, minutes of proceedings of shareholder meetings, annual statement of affairs and voting trust agreements provided to the Corporation.

Except as conferred by law or otherwise by the Trustees, no Shareholder shall have any right to inspect any records, account, book or document of the Trust.
Liquidation and Dissolution	A liquidation and dissolution must be approved by a majority of the entire board of directors and in the manner and vote required by the 1940 Act.	The Trustees shall have full power and authority … to abolish any one or more Series or Classes … and to take such other action with respect to the Shares as the Trustees may deem desirable.

CATEGORY	SOUND SHORE FUND, INC. [MARYLAND]	FORUM FUNDS II [DELAWARE]
Number of Authorized Shares; Par Value

The total number of shares of stock of all classes which the corporation shall have authority to issue is Two Hundred Million (200,000,000), all of which stock has a par value of one tenth of one cent ($.001) per share.

The beneficial interest in each Series shall be divided into Shares of one or more Classes. The number of Shares of each Series and Class shall be unlimited, and each Share shall have no par value.
Shareholder Proxies

Each stockholder shall at every meeting of stockholders by entitled to one vote in person or by proxy for each share of the stock having voting power held by such stockholder, but no proxy shall be voted after eleven months from its date, unless otherwise provided in the proxy.

Same.

TRUSTEES AND OFFICERS OF FORUM FUNDS II

Board Overview.    Forum Funds II is governed by its Board of Trustees (the “Board” or “Trustees”). The Board oversees the management and operations of the Trust and the New Fund, in accordance with federal law, Delaware law and the stated policies of the New Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the New Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer. The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

Board Structure and Related Matters.    Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the New Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chair of the Board; Trustee; Chair, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee; Chair, Audit Committee	Since 2013	Independent consultant providing interim CFO services, principally to nonprofit organizations, 2011-2017, and since 2023; Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) 2017-2021.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds
Interested Trustees(1)
Karen Shaw Born: 1972	Trustee	Since 2023	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds

____________

(1)      Karen Shaw is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC. Karen Shaw is also currently an interested person of the Trust, as defined in the 1940 Act, due to her role as Treasurer of the Trust.

In addition to the information set forth in the table above, each Trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker:    Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer:    Mr. Moyer has extensive experience with finance. He has served as chief financial officer for several nongovernmental organizations and a publicly-listed integrated media company. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley:    Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Karen Shaw:    Ms. Shaw has extensive experience in the fund services industry, including senior management roles overseeing mutual fund administration, fund accounting and financial reporting operations for a fund service provider specializing in third-party mutual fund administration. Ms. Shaw serves as principal financial officer for certain investment companies.

Principal Officers of the Trust.    The officers of the Trust conduct and supervise its daily business. The officers of the Trust, their years of birth and their principal occupations during the past five calendar years are set forth below. Each officer serves until his or her death, resignation or removal and replacement.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Zachary Tackett Born: 1988	President; Principal Executive Officer; Anti-Money Laundering Compliance Officer; Identity Theft Prevention Officer	President and Principal Executive Officer since 2023; Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Lindsey Dorval Born: 1981	Vice President; Secretary	Since 2023	Counsel, Apex Fund Services since 2020.

Audit Committee.    The Trust’s Audit Committee, which typically meets quarterly, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged and reviews the Trust’s internal accounting procedures and controls.

Nominating Committee.    The Trust’s Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders.

Qualified Legal Compliance Committee.    The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.

EXPENSES OF THE REORGANIZATION

The Adviser will bear all expenses associated with the Reorganization, regardless of whether or not the Reorganization is consummated, including, without limitation, (1) costs associated with preparing and filing Sound Shore Fund’s prospectus supplements and the Registration Statement, and printing and distributing the New Fund’s prospectus and Proxy Statement, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental blue sky fees, and (6) expenses of holding the Meeting. Okapi Partners LLC has been engaged to provide tabulation and solicitation services, which are estimated to cost approximately $61,661.09.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. The summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. In general, Sound Shore Fund will neither recognize gain or loss as a consequence of the Reorganization, nor will the shareholders of Sound Shore Fund recognize gain or loss as a result of the Sound Shore Fund’s distribution of its New Fund shares to its shareholders in exchange for such shareholder’s Sound Shore Fund shares. In addition, a shareholder’s tax basis for shares held in Sound Shore Fund will carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the New Fund shares received in the Reorganization.

As a condition of the closing of the Reorganization, Sound Shore Fund and the New Fund will receive an opinion from Stradley Ronon Stevens & Young, LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•         The Reorganization will constitute a “reorganization” under Section 368(a)(1)(F) of the Code, and Sound Shore Fund and the New Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•        Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Sound Shore Fund upon (i) the transfer of all its assets to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all the known and existing liabilities of Sound Shore Fund or (ii) the distribution of shares of the New Fund by the Sound Shore Fund to its shareholders in liquidation, except that the Sound Shore Fund may be required to recognize gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•        Under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets of Sound Shore Fund in exchange for shares of the New Fund and the assumption by the New Fund of all known and existing liabilities of the Sound Shore Fund;

•        Under Section 362(b) of the Code, the basis of the Sound Shore Fund’s assets received by the New Fund will be the same in the hands of the New Fund as the basis of such assets in the hands of Sound Shore Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in the second bullet point above;

•        Under Section 1223(2) of the Code, the holding period of the New Fund with respect to Sound Shore Fund’s assets, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the period for which Sound Shore Fund’s assets were held by Sound Shore Fund, will include the period for which Sound Shore Fund’s assets were held by Sound Shore Fund;

•        Under Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of Sound Shore Fund upon the distribution to them by Sound Shore Fund of the shares of the New Fund in exchange for their shares of Sound Shore Fund;

•        Under Section 358(a)(1) of the Code, the basis of shares of the New Fund received by shareholders of Sound Shore Fund will be the same as the basis of the Sound Shore Fund shares exchanged therefor;

•        Under Section 1223(1) of the Code, each shareholder’s holding period in the shares of the New Fund will be determined by including the period for which the shareholder held the shares of Sound Shore Fund exchanged therefor, provided that the shareholder held such shares of Sound Shore Fund as a capital asset at the time of the exchange; and

•        The New Fund will succeed to and take into account those tax attributes of Sound Shore Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The opinion will be based on certain factual certifications made by the officers of the Sound Shore Fund and the New Fund and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with an opinion of counsel, which therefore cannot be free from doubt.

Opinion of counsel is not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of Sound Shore Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Sound Shore Fund shares and the fair market value of the shares of the New Fund he or she received. Shareholders of Sound Shore Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of Sound Shore Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

State, Local and Foreign Taxes.    You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state, local and foreign tax consequences, if any, of the Reorganization.

Cost Basis Reporting.    U.S. federal tax law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Like Sound Shore Fund, the New Fund has chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the New Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The New Fund’s standing tax lot identification method is the method used provided that covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the New Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, the New Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The New Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The New Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

OTHER SERVICE PROVIDERS

Certain of the Funds’ key service providers are identified in the following table:

	Sound Shore Fund, Inc.	Forum Funds II
Administrator/Transfer Agent	Apex Fund Services 190 Middle Street Portland, ME 04101	Apex Fund Services 190 Middle Street Portland, ME 04101
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101
Custodian	U.S. Bank, N.A. 1155 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212	U.S. Bank, N.A. 1155 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212
Auditor	Cohen & Company, Ltd. 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Cohen & Company, Ltd. 1835 Market Street, 3rd Floor Philadelphia, PA 19103

OTHER INFORMATION

Operation of Sound Shore Fund, Inc.    The principal executive offices of Sound Shore Fund, Inc. are located at 190 Middle Street, Portland, Maine 04101. The Sound Shore Board supervises the business activities of Sound Shore Fund.

The Proxy.    The Sound Shore Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of Sound Shore Fund revoking the proxy, or (3) attending and voting at the Meeting.

Voting Securities and Voting.    Shareholders of record of Sound Shore Fund at the close of business on July 10, 2026 (“Record Date”), are entitled to vote at the Meeting or at any adjournments thereof. As of July 10, 2026, the Institutional Class of Sound Shore Fund had 10,617,623.45 shares outstanding and entitled to vote at the Meeting and the Investor Class of Sound Shore Fund had 12,466,799.15 shares outstanding and entitled to vote at the Meeting.

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of Sound Shore Fund will vote on the proposed Reorganization, without regard to the class of shares held. The presence at the Meeting of holders of one-third of the outstanding shares of Sound Shore Fund entitled to vote, at the Meeting or by proxy, shall constitute a quorum for the Meeting. A quorum being present,

Sound Shore Fund will adopt a proposal if a majority of the outstanding voting securities as defined under the 1940 Act (i.e., the lesser of either (i) 67% or more of the applicable voting securities present at the Meeting, if the holders of more than 50% of the outstanding and applicable voting securities of Sound Shore Fund are present or represented by proxy or (ii) more than 50% of the outstanding and applicable voting securities of Sound Shore Fund) approve the proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting or any adjournment(s) or postponement(s) thereof, executed proxies marked as abstentions will be treated as shares that are present, but not as votes cast, at the Meeting. The affirmative vote necessary to approve the proposal will be determined with reference to a percentage of shares outstanding or present at the Meeting, which has the effect of treating abstentions as if they were votes against the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will not be treated as shares that are present for quorum purposes and will have no effect on the proposal.

As of the Record Date, a profit-sharing plan in favor of employees of the Adviser held 8.77% (or 2,025,285.659 shares) of Sound Shore Fund (collectively, the “Controlled Shares”). The trustees of the profit-sharing plan, who are affiliates of the Adviser, maintain investment discretion and voting authority over the Controlled Shares and, believing the Reorganization to be in the best interests of Sound Shore Fund and its shareholders, intend to vote the Controlled Shares “FOR” the Reorganization.

If either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting, without further notice to the shareholders, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, Sound Shore Fund may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Sound Shore Board is not aware of any other matters to come before the Meeting.

Solicitation of Proxies.    Okapi Partners LLC has been engaged to provide tabulation and solicitation services for an approximate cost of $61,661.09. Okapi Partners LLC may solicit proxies by mail, telephone, e-mail, or the Internet. Employees of the Adviser or Apex Fund Services, the fund administrator to Sound Shore Fund and the New Fund, may make additional solicitations by mail, telephone, e-mail, or the Internet to obtain the necessary shareholder representation at the Meeting but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

Shareholder Proposals.    Sound Shore Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in Sound Shore Fund’s Proxy Statement for a particular meeting. Under these rules, proposals submitted for inclusion in the proxy materials must be received by Sound Shore Fund within a reasonable time before the solicitation is made. The fact that Sound Shore Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Sound Shore Fund, c/o Apex Fund Services, P.O. Box 588, Portland, Maine 04112.

Proxy Delivery/Householding.    If you and another shareholder share the same address, the Transfer Agent may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Transfer Agent if you wish to receive a separate copy of the Proxy Statement, and the Transfer Agent will promptly mail a copy to you. You may also call or write to the Transfer agent if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call toll-free at (800) 551-1980 or write to Sound Shore Fund, Inc., c/o Apex Fund Services, P.O. Box 588, Portland, Maine 04112.

SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners.    The following table provides information on shareholders who owned of record or, to the knowledge of Sound Shore Fund, beneficially, more than 5% of any class of Sound Shore Fund’s outstanding shares as of the Record Date. As of the Record Date, and except as noted in the table below, Sound Shore Fund knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of any class of Sound Shore Fund.

As of July 10, 2026, the following persons owned 5% or more of Sound Shore Fund’s outstanding shares per class.

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Institutional Shares
National Financial Services FBO Customers 499 Washington Boulevard Jersey City, NJ 07310	3,609,558.679	34.00%
Charles Schwab & Co., Inc. FBO Customers 101 Montgomery Street San Francisco, CA 94104	2,948,299.08	27.77%
Sound Shore Management, Inc. Employees Profit Sharing Plan 8 Sound Shore Drive, Suite 180 Greenwich, CT 06830	2,025,285.659	19.07%
Victoria G Kane Revocable Trust 8 Sound Shore Drive, Suite 180 Greenwich, CT 06830	580,088.201	5.46%

Investor Shares
National Financial Services FBO Customers 499 Washington Boulevard Jersey City, NJ 07310	3,932,200.823	31.54%
Charles Schwab & Co., Inc. FBO Customers 101 Montgomery Street San Francisco, CA 94104	3,761,271.996	30.17%

____________

*         Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

As of the Record Date, no shareholder of Sound Shore Fund would be deemed to be a “control person” (as that term is defined in the 1940 Act) because it beneficially owns, directly or indirectly, more than 25% of the outstanding shares of Sound Shore Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of Sound Shore Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Sound Shore Fund shareholders.

Security Ownership of Management.    As of July 10, 2026, the directors and officers, as a group, beneficially owned less than 1% of the outstanding shares of any class of Sound Shore Fund. During the two most recently completed calendar years, neither the Independent Directors of Sound Shore Fund, nor an immediate family member of such Independent Director, has owned securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Independent Directors of Sound Shore Fund, nor any of their immediate family members, has or had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.

The following table reflects the ownership of Sound Shore Fund shares by the Directors and officers of the Fund, as of the Record Date:

Name	Ownership in any Fund as of July 10, 2026
Independent Director
Harry W. Clark	None
H. Williamson Ghriskey, Jr.	More than $100,000
David B. Kelso	More than $100,000
Interested Directors
John P. DeGulis	More than $100,000
T. Gibbs Kane, Jr.	More than $100,000
Executive Officers
Lowell E. Haims	More than $100,000
Andrew Jones	None
Charles S. Todd	None

As noted above, the Adviser maintains investment discretion and voting authority over the Controlled Shares and intends to vote the Controlled Shares “FOR” the Reorganization. To the extent a potential conflict of interest exists, it is that the Reorganization may result in an economic benefit to the Adviser in the form of a reduced obligation under its expense limitation agreement due to the expected lower operating costs for the New Fund. Nevertheless, the Adviser believes that the Reorganization is in the best interest of Sound Shore Fund in that shareholders will have the opportunity to experience continuity in their investment, with the benefit of potentially lower expenses in the future due to the economies of scale inherent in the series trust structure.

AVAILABLE INFORMATION

Sound Shore Fund and Forum Funds II are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

FINANCIAL HIGHLIGHTS

Following the Reorganization, Sound Shore Fund will be the accounting survivor. Sound Shore Fund’s audited financial highlights for the past five fiscal years were derived from financial statements audited by Cohen & Company, Ltd. and, to the extent applicable, BBD, LLP (prior to its acquisition by Cohen & Company, Ltd. on March 6, 2023) (together, the “Auditor”), the Sound Shore Fund’s independent registered public accounting firm, whose report, along with the Sound Shore Fund’s financial statements and notes thereto, are included in the Sound Shore Fund’s December 31, 2025 Annual Report. The audited financial statements and related report of the Auditor from the Sound Shore Fund’s December 31, 2025 Annual Report are incorporated by reference herein.

PROXY	PROXY

SOUND SHORE FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 11, 2026
190 MIDDLE STREET, PORTLAND, ME 04101

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares of the above-mentioned Fund, hereby appoints Lowell Haims and Zachary Tackett proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of Apex Fund Services, 190 Middle Street, Portland, ME 04101 at 10:00 a.m. Eastern Time, on September 11, 2026, and any adjournments or postponements thereof (the “Meeting”). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS
PROXY USING THE ENCLOSED ENVELOPE

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.   By Phone: Call Okapi Partners toll-free at: (855) 305-0857 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 a.m. to 8:00 p.m. (EST).

OR

2.  By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/SoundShore2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSERT QR CODE

OR

3.  By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 11, 2026

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL

INSTRUCTIONS:    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	FOR	AGAINST	ABSTAIN
1. To approve the Agreement and Plan of Reorganization pursuant to which Sound Shore Fund, Inc. would reorganize into a newly created series of Forum Funds II of a similar name.	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER
PORTION IN THE ENCLOSED ENVELOPE

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2026

THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/SOUNDSHORE

APPENDIX A

FORUM FUNDS II
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of June 25, 2026, by and between Forum Funds II, a Delaware statutory trust, with its principal office and place of business at 190 Middle Street, Portland, Maine 04101 (the “Trust”), and Sound Shore Management, Inc., a Delaware corporation, with its principal office and place of business at 8 Sound Shore Drive, Suite 180, Greenwich, Connecticut 06836 (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto, as may be amended from time to time, (each a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Trust hereby employs the Adviser, subject to the supervision of the Board of Trustees of the Trust (the “Board”), to manage the investment and reinvestment of the assets in the Fund and to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)           In connection therewith, the Trust shall deliver to the Adviser copies of: (i) the Trust’s Trust Instrument; (ii) the Trust’s Registration Statement and all amendments thereto with respect to the Fund filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar documents adopted by the Trust on behalf of the Fund under Rule 12b-1 of the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all written policies and procedures adopted by the Trust with respect to the Fund that are relevant to the services provided by the Adviser (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. In addition, the Trust shall deliver to the Adviser: (1) a certified copy of the resolutions of the Board, including a majority of the Trustees who are not interested persons

(as defined in the 1940 Act), appointing the Adviser and any subadviser and approving this Agreement and any subadvisory agreement; (2) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser and each subadviser; (3) a copy of all proxy statements and related materials relating to the Fund; (4) a certified copy of the resolution of the Trust electing the officers of the Trust; and (5) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust will promptly furnish the Adviser with all amendments of or supplements to the foregoing except, in the case of item (5) the Trust will provide only those amendments or supplements requested.

(c)           The Adviser has delivered to the Trust (i) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”); (ii) a copy of its Certificate of Formation and Limited Liability Company Operating Agreement; (iii) a copy of its compliance manual adopted under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and (iv) a copy of its Form ADV Part I and, if applicable, Form ADV Part II as filed with the SEC. The Adviser shall promptly furnish the Trust with all amendments of or supplements to any of the foregoing. The Adviser shall also deliver to the Trust any other documents, materials or information that the Trust shall reasonably request.

SECTION 2. DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 9 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a)           The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets and related liabilities on behalf of the Fund consistent with the Fund’s investment objectives, policies and restrictions. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting with respect to securities owned by the Fund (by proxy or otherwise), subject to such proxy voting policies as approved by the Board. The Adviser shall keep confidential the Fund’s portfolio holdings in accordance with the Fund’s policy concerning the disclosure of such holdings. The Adviser also will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, delayed or conditioned and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; provided, however, that notwithstanding the foregoing, the Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Adviser;

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may allocate brokerage on behalf of the Fund to one or more broker-dealers who provide research services. Subject to compliance with Section 28(e), the Adviser may cause the Fund to pay to any broker-dealer that provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliated persons. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)           The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative, or as requested by the Board, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust’s or the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the 1933 Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(c)           The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)           The Adviser will report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser will notify the Trust as soon as reasonably practicable and, where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(e)           The Adviser shall maintain policies and procedures relating to the services it provides to the Trust that are reasonably designed to prevent, detect and correct violations of the federal securities laws as they relate to the Trust, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser will keep the Board and the Trust’s chief compliance officer (“CCO”) informed of the individual responsible for administering the policies and procedures of the Adviser adopted pursuant to Rule 206(4)-7 under the Advisers Act. As a service provider to the Trust, the Adviser shall cooperate fully with the CCO in the execution of the CCO’s responsibilities under Rule 38a-1 under the 1940 Act. The Adviser also shall provide, upon reasonable request, the CCO with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws. Upon the written request of the Trust, the Adviser shall permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code of Ethics.

(f)           The Adviser will maintain records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Trust under the 1940 Act and in accordance with the Advisers Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. The Adviser agrees that the books and records pertaining to the Trust and required to be maintained under the 1940 Act that are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g)           The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h)           The Adviser will provide the Trust and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets and liabilities as the Trust or the Fund’s custodian and fund accountant may reasonably require, including, but not limited to, information required to be provided under the Trust’s Valuation and Error Correction Policy; provided, however, that the Adviser shall not be deemed to be the pricing agent for the Fund.

(i)            In the performance of its duties under this Agreement the Adviser will (i) satisfy its fiduciary duties to the Trust, (ii) monitor the Fund’s investments and (iii) comply with the provisions of the Trust’s Declaration of Trust, as amended from time to time, and the applicable tax and regulatory requirements. The Adviser will make its officers and employees available to the Trust from time to time at reasonable times to review investment policies of the Fund and to consult with regarding the investment affairs of the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)           In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the fifth business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)           The Adviser may reimburse expenses of the Fund or waive its fees to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time as may be specified in a separate written of agreement. The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month, if any, and the Adviser hereby authorizes the Trust, upon notice to the Adviser, to setoff any such payment against fees payable to the Adviser pursuant to Section 4(a) hereof.

(c)           To the extent prohibited by applicable law, no fee shall be payable hereunder with respect to that portion of Fund assets that are invested in any other account or fund for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

(d)           The Trust shall be responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including, but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, and dividends on short sales; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s trustees and officers; (xviii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters, except, in all such cases, expenses that are waived, assumed or agreed to be paid by the Adviser.

SECTION 5. STANDARD OF CARE; INDEMNITY

(a)           The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b)           Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s gross negligence. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c)           The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of the Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d)           The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)           This Agreement shall become effective with respect to a Fund as of the date specified in Appendix A hereto following the approval (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of such party, and (ii) if required by the 1940 Act, by a vote of a majority of the Fund’s outstanding voting securities.

(b)           This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness with respect to that Fund and shall continue in effect for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by applicable law.

(c)           This Agreement may be terminated immediately by the Trust with respect to a Fund, without payment of any penalty, if the Board, in its discretion and having due regard to the protection of investors, finds that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund or Funds as reasonably expected by an investment adviser registered under the Advisers Act.

(d)           This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 8. REPRESENTATIONS OF ADVISER.

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) will promptly notify the Trust if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) will promptly notify the Trust of any material fact known to the Adviser respecting or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; (vii) will promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality. Notwithstanding the above, the Adviser acknowledges its fiduciary duties to the Fund, including its duties to make full and fair disclosure of all material facts to the Board, particularly where the Adviser’s interests conflict with the Fund’s interests.

SECTION 9. SUBADVISERS

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder (“Subadvisers”). Each Subadviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of any other series of the Trust under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any other series of the Trust.

SECTION 11. RIGHTS TO NAME

If the Adviser ceases to act as investment adviser to the Trust or any series thereof whose name includes the term “Sound Shore” (the “Mark”) or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such series to a name that does not include the Mark. The Adviser may from time to time make available without charge to the Trust for the Trust’s use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate. Upon the Adviser’s request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the Mark and any such marks or symbols that may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust. The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

SECTION 12. MISCELLANEOUS

(a)           Except as permitted by applicable law, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)           No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other series of the Trust, nor shall any such amendment require the vote of the shareholders of any other series of the Trust.

(c)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(d)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement. Words in the singular include the plural and words in the plural include the singular. The words “including”, “includes”, “included” and “include”, when used, are deemed to be followed by the words “without limitation.” Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neutral forms. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(i)            Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)            Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other series of the Trust and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other series of the Trust, whether arising under this Agreement or otherwise.

(k)           No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)            The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)          Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(n)           The Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name that merely refers in accurate and factual terms to the Trust or Fund in connection with Adviser’s role hereunder or that is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld, delayed or conditioned.

(o)           Reference to any law herein is deemed to include the rules and regulations promulgated under or related to the law and any regulatory interpretations or exemptive relief or judicial or similar holdings related to the law.

(p)           The provisions of Sections 5, 6, 10, 11 and 12 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM FUNDS II
By:
Zachary Tackett
President
SOUND SHORE MANAGEMENT, INC.
By:
John P. DeGulis
President

FORUM FUNDS II

INVESTMENT ADVISORY AGREEMENT

Appendix A

Fund	Fee as a Percentage of the Annual Average Daily Net Assets of the Fund	Effective Date
Sound Shore Fund	0.75%	June 25, 2026

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•] 2026, by and among Sound Shore Fund, Inc., a Maryland corporation, with its principal place of business at 190 Middle Street, Portland, Maine 04101 (the “Target Fund”), and Forum Funds II (“Forum”), a Delaware statutory trust, with its principal place of business at 190 Middle Street, Portland, Maine 04101, for itself and on behalf of the Sound Shore Fund, a separate series of Forum (the “Acquiring Fund” and, collectively with the Target Fund, the “Funds”) and, solely with respect to Article IX, Sound Shore Management, Inc., the investment adviser to the Target Fund (the “Adviser”), with a principal place of business at 8 Sound Shore Drive, Suite 180, Greenwich, Connecticut 06830.

This Agreement is intended to be, and is adopted as, a “plan of reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations Section 1.368-2(g). The reorganization will consist of: (i) the transfer of all of the property, assets, and goodwill of the Target Fund in exchange for (A) shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) of each class corresponding to an outstanding class of the Target Fund, as set forth on Schedule A attached hereto, and (B) the assumption by the Acquiring Fund of all liabilities of the Target Fund; and (ii) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Shares of each applicable class to the shareholders of the corresponding class of the Target Fund and the liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (collectively, the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of Forum, or the assets of any other series of Forum, be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund is a separate series of Forum, and Forum and Target Fund are open-end, registered management investment companies, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of stock or shares of beneficial interest, as applicable;

WHEREAS, the Target Fund currently offers two classes of shares, designated Institutional Class shares and Investor Class shares (“Institutional Class Target Fund Shares” and “Investor Class Target Fund Shares,” respectively, and collectively, “Target Fund Shares”); the Acquiring Fund will have two classes of shares, which will be designated Institutional Class shares and Investor Class shares (“Institutional Class Acquiring Fund

Shares” and “Investor Class Acquiring Fund Shares,” respectively); and the Institutional Class Target Fund Shares have substantially similar characteristics to the Institutional Class Acquiring Fund Shares, and the Investor Class Target Fund Shares have substantially similar characteristics to the Investor Class Acquiring Fund Shares; and

WHEREAS, the Directors of Target Fund have determined that the Reorganization is in the best interests of the Target Fund’s shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the above recitals and premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN
EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE TARGET
FUND’S LIABILITIES AND TERMINATION
OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3, respectively, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Target Fund (i) a number of full and fractional Institutional Class Acquiring Fund Shares equal to the number of full and fractional Institutional Class Target Fund Shares then outstanding, and (ii) a number of full and fractional Investor Class Acquiring Fund Shares equal to the number of full and fractional Investor Class Target Fund Shares then outstanding; and (b) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions of the Reorganization shall take place at the closing date provided for in paragraph 3.1 (the “Closing Date”). The aggregate net asset value of each class of Acquiring Fund Shares delivered pursuant to this paragraph will equal the aggregate net asset value of the corresponding class of Target Fund Shares, each as determined on the Valuation Date using the valuation procedures set forth below.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalent, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Target Fund on the Closing Date, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. For the sake of clarity, assets to be acquired include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever), of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

The Target Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date of such statements. The Target Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Target Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all Liabilities of the Target Fund not discharged prior to the Closing Date, whether known, contingent, accrued or otherwise (excluding Reorganization expenses borne by the Adviser pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable (the “Liquidation Date”): (a) the Target Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Target Fund Shareholders”) of each outstanding class of Target Fund Shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares of the corresponding class received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares of the applicable classes due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Target Fund, in an amount equal in value to the net asset value of the Target Fund’s shares, to be distributed to shareholders of the Target Fund.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Maryland law, including, but not limited to, filing articles of dissolution with the Department of Assessments and Taxation for the State of Maryland. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in Target Fund’s Articles of Incorporation and the Target Fund’s then current Prospectus and Statement of Additional Information.

2.2 VALUATION OF SHARES. The net asset value per share of Institutional Class Acquiring Fund Shares and Investor Class Acquiring Fund Shares to be issued to the Target Fund hereunder shall be equal to the net asset value per share of Institutional Class Target Fund Shares and Investor Class Target Fund Shares, respectively, computed as of the close of normal trading on the NYSE on the Valuation Date.

2.3 DETERMINATION OF VALUE. All computations of value shall be made by Apex Fund Services, the accounting agent for both the Target Fund and Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Target Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on or about [•], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of Apex Fund Services, 190 Middle Street, Portland, Maine 04101 or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and any additional investments of the Target Fund shall be made available by the Target Fund to the Acquiring Fund’s custodian, for examination no later than five business days preceding the Closing Date. U.S. Bank National Association, as custodian for the Target Fund, shall deliver at the

Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause Atlantic Shareholder Services, LLC, d/b/a Apex Fund Services (“Apex”), as transfer agent for both the Target Fund and Acquiring Fund, as of the Closing Date, to deliver at the Closing to the Secretary of Forum a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Apex, in Apex’s capacity as transfer agent to the Acquiring Fund, to issue and deliver to the Secretary of Target Fund a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. Adviser and the Target Fund represent and warrant to Forum and the Acquiring Fund as follows:

(a)           The Target Fund is duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

(b)           The Target Fund is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d)           The Target Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of Target Fund’s Articles of Incorporation and its bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)           The Target Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Target Fund.

(f)           Except as otherwise disclosed in writing to Acquiring Fund and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)           The financial statements of the Target Fund for the fiscal year ended December 31, 2025, and for the semi-annual period ended June 30, 2024, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2025, and June 30, 2024, respectively, in all material respects as of that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements.

(h)           Since December 31, 2025, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)            Target Fund has duly and timely filed all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by the Target Fund on or before the Closing. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state or will accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. Target Fund has paid or made provision and properly accounted for all Taxes due or properly shown to be due on such returns and reports. To the knowledge of Target Fund, no return filed by it, on behalf of the Target Fund, is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of Target Fund, there are no actual deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes payable by the Target Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund.

(j)            All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Target Fund Shares and has no outstanding securities convertible into any of the Target Fund Shares.

(k)           At the Closing Date, the Target Fund will have good and valid title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)            The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)          The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)           From the mailing of the Proxy Statement (as defined in paragraph 5.6), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)           Target Fund has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Target Fund has qualified as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to be qualified as a RIC as of the Closing. The Target Fund has not at any time since its inception been liable for any material income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been paid. The Target Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of stock and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(p)           The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(q)           The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 1.4.

(r)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by Target Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in paragraph 5.2.

(s)           The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(t)            The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(u)           The Target Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(v)           The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (i), (o), (t) and (u) of this Section 4.1.

4.2 REPRESENTATIONS OF FORUM AND THE ACQUIRING FUND. Forum and the Acquiring Fund represent and warrant to Adviser and the Target Fund as follows:

(a)           The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not materially misleading.

(d)           The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Trust Instrument of Forum, as adopted August 1, 2012, and amended on September 19, 2013 (the “Trust Instrument”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund.

(g)           All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)            The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)            From the mailing of the Proxy Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by Forum with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)            No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Forum, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Forum, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)          From and after the Closing, Forum expects to treat the Acquiring Fund as a RIC for U.S. federal income tax purposes under Part I of Subchapter M of the Code and expects that the Acquiring Fund will qualify for treatment as a RIC. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n)           The Acquiring Fund is, and will be at the time of Closing, a newly created series, without assets (other than the seed capital) or liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF FORUM. Forum represents and warrants that Forum has filed an initial registration statement for open-end management investment companies on Form N-1A (“Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Target Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions and shareholder redemptions in the case of the Target Fund.

5.2 APPROVAL OF SHAREHOLDERS. Target Fund will call a special meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen & Company, Ltd. and certified by Target Fund’s Treasurer.

5.6 PREPARATION OF PROXY STATEMENT. Forum will prepare and Target Fund will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) under the 1934 Act, relating to the transaction contemplated by this Agreement, subject to approval of Target Fund’s Board. The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement.

5.7 INDEMNIFICATION.

(a)           Forum and the Acquiring Fund (solely out of Forum’s and the Acquiring Fund’s assets and property, including any amounts paid to Forum and the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and the Target Fund’s current, and former Directors and officers (collectively, “Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by Forum or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)           The Target Fund (solely out of the Target Fund’s assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements and to the extent permitted by the Trust Instrument of Forum) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. Target Fund covenants that by the time of the Closing, all of the Target Fund’s U.S. federal and other Tax returns and reports required by law to have been filed on or before the Closing (taking extensions into account) shall have been filed and all U.S. federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, Target Fund will provide Forum with the following:

(a)           A certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of Target Fund, stating the Target Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Target Fund in all securities or investments transferred to the Acquiring Fund.

(b)           A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c)           A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder; and such information as Forum may reasonably request concerning Target Fund Shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Target Fund Shareholders (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d)           All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

5.10 INTENDED TAX TREATMENT. Forum, the Acquiring Fund and the Target Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither Forum, the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Forum and the Acquiring Fund of all the obligations to be performed by Forum and the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of Forum and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Forum and the Acquiring Fund shall have delivered to the Target Fund a certificate executed in Forum’s name by Forum’s President or Vice President and its Treasurer or Assistant Treasurer and in the Acquiring Fund’s name by Acquiring Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Target Fund shall have received on the Closing Date:

(a)           an opinion from Stradley Ronon Stevens & Young, LLP, counsel to Forum, dated as of such Closing Date, in a form reasonably satisfactory to the Target Fund, that this Agreement has been duly authorized, executed, and delivered by Forum for itself and on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Target Fund, is a valid and binding obligation of Forum and the Acquiring Fund enforceable against Forum and the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(b)           a certificate from the President of Forum, dated as of the Closing Date, addressing the following points:

(i)            Forum is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of Forum, and the Acquiring Fund is a separate series of Forum constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Trust Instrument of Forum.

(ii)           Forum is registered as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)         Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Target Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)          The Proxy Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(v)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Forum’s Trust Instrument.

(vi)          To the knowledge of the President, except as has been disclosed in writing to Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Forum or the Acquiring Fund or any of their properties or assets or any person who Forum or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither of Forum nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.3 The Registration Statement filed by Forum with the SEC to register the offer of the sale of the Acquiring Fund Shares has been declared effective by the Commission.

6.4 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Target Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement or Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Target Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Target Fund’s name by Target Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquiring Fund shall have received on the Closing Date:

(a)           an opinion from Miles & Stockbridge P.C., special counsel to Target Fund, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, that the Agreement has been duly authorized, executed and delivered by Target Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(b)           A certification from the President of Target Fund, dated as of the Closing Date, addressing the following points:

(i)            Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of Target Fund;

(ii)           The Target Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Target Fund will have transferred such assets to its Acquiring Fund;

(iii)          The execution and delivery of the Agreement did not, and the performance by Target Fund of its obligations under the Agreement will not, violate the Agreement and Articles of Incorporation or the By-Laws of Target Fund;

(iv)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Target Fund of the transactions contemplated by the Agreement, except such as have been obtained;

(v)           There are no legal or governmental proceedings relating to Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Proxy Statement which are not described as required;

(vi)          Target Fund is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect; and

(vii)         To the knowledge of the President, except as has been disclosed in writing to Forum, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Target Fund or any of its properties or assets or any person who Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.3 The Target Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Target Fund, stating the Target Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Target Fund in all securities or investments transferred to the Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Target Fund, as described in paragraph 5.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND TARGET FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with Maryland law and the provisions of Target Fund’s Articles of Incorporation and its bylaws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP dated as of the Closing Date and addressed to the Acquiring Fund and Target Fund, in a form reasonably satisfactory to the Acquiring Fund and the Target Fund, substantially to the effect that for U.S. federal income tax purposes with respect to the Target Fund:

(a)           The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization described in Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(c)           Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(d)           Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation;

(e)           Pursuant to Section 362(b) of the Code, the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer;

(f)           Pursuant to Section 1223(2) of the Code, the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

(g)           Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).

(h)           Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

(i)            Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange;

(j)            The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations; and

(k)           The consummation of the Reorganization will not terminate the taxable year of the Target Fund for U.S. federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund. The part of the taxable year of the Target Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Stradley Ronon Stevens & Young, LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting regardless of whether such transfer would otherwise be a non-taxable transaction under the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, the Adviser (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including reasonable fees for this transaction of the Target Fund’s counsel and counsel of the Target Fund’s Independent Directors; (f) solicitation costs of the transactions; (g) tail insurance policy premiums associated with the Reorganization; and (g) any costs associated with meetings of Target Fund’s Board of Directors and the Forum Board of Trustees relating to the transactions contemplated herein. The Adviser (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 Forum, for itself and on behalf of the Acquiring Fund, and Target Fund agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of Forum and the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of Forum and Target Fund. In addition, either Forum or Target Fund may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)           a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Directors or Board of Trustees, as applicable, prior to the Closing Date;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Directors or Board of Trustees, as applicable, that it will not or cannot be met; or

(c)           a determination by the terminating party’s Board of Directors or Board of Trustees, as applicable, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, Forum, or the respective Directors/Trustees or officers to the other party or its Directors/Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund, Forum and the Acquiring Fund; provided, however, that following the meeting of the Target Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust Instrument of Forum. The execution and delivery of this Agreement have been authorized by the Trustees of Forum for itself and on behalf of the Acquiring Fund and signed by authorized officers of Forum, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Forum’s Trust Instrument.

13.6 It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the Directors, shareholders, officers, agents, or employees of Target Fund personally, but shall bind only the trust property of the Target Fund, as provided in the Articles of Incorporation of Target Fund. The execution and delivery of this Agreement have been authorized by the Directors of the Target Fund and signed by authorized officers of Target Fund, acting as such. Such authorization by such Directors and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Target Fund as provided in Target Fund’s Articles of Incorporation.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 Target Fund and Forum will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

15.2 Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FORUM FUNDS II, for itself and on behalf of the Acquiring Fund
By:
Name:	Zachary R. Tackett
Title:	President
SOUND SHORE FUND, INC.
By:
Name:	John P. DeGulis
Title:	President
SOUND SHORE MANAGEMENT, INC. with respect to Paragraph 9.1 only
By:
Name:	John P. DeGulis
Title:	President

Schedule A

Target Fund	Acquiring Fund
Institutional Class	Institutional Class
Investor Class	Investor Class